UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2005


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                    1-6453              95-2095071
        --------                    ------              ----------
        (State of Incorporation)    (Commission         (I.R.S. Employer
                                    File Number)        Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Act (17 CFR 240.14a-12)

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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                            Page
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Section 8 - Other Events
------------------------

Item 8.01       Other Events                                                   3

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01       Financial Statements and Exhibits                              3

Signature                                                                      4

Exhibits:
 99.1     News release dated May 4, 2005

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NATIONAL SEMICONDUCTOR CORPORATION

Item 8.01       OTHER EVENTS

     On May 4, 2005, National Semiconductor Corporation announced that it has finalized the sale of its PC Super I/O business to Winbond Electronics Corporation, based in Hsinchu Science Park, Taiwan, R.O.C. A copy of the news release is attached as Exhibit 99.1.

The information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS

         (c )  Exhibits
               --------

Exhibit No.     Description of Exhibit
-----------     ----------------------

  99.1 News release dated May 4, 2005 issued by National Semiconductor Corporation*

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NATIONAL SEMICONDUCTOR CORPORATION

                                         //S// Robert E.  DeBarr
                                         -----------------------
Dated:  May 4, 2005                      Robert E.  DeBarr
                                         Controller
                                         Signing on behalf of the registrant and
                                         as principal accounting officer

News Media:                               Financial:
Jeff Weir                                 Jennifer Stratiff
National Semiconductor                    National Semiconductor
(408) 721-5199 or (408) 242-4827          (408) 721-5007
jeff.weir@nsc.com                         invest.group@nsc.com
-----------------                         --------------------

National Semiconductor Completes Sale of PC
Super I/O Business to Winbond Electronics

SANTA CLARA, Calif. - May 4, 2005 - National Semiconductor Corporation (NYSE:NSM) announced today that it has closed the sale of its PC Super I/O business to Winbond Electronics Corporation, based in Hsinchu Science Park, Taiwan. National previously announced on March 14, 2005, that it had signed a definitive agreement on the transaction and that the sale was expected to close during the fourth quarter of fiscal 2005, which ends May 29, 2005. The sale of this business, known within National as the Advanced PC division, is consistent with the company's ongoing focus on core analog businesses.

Pursuant to the sale, Winbond acquired intellectual property, assets and approximately 150 employees from National, with most of the employees based at National's former research and design center in Herzlia, Israel. The flagship products of the PC Super I/O business include the Safekeeper Trusted I/O desktop and notebook devices, keyboard controllers and Server I/O devices.

National's financial release and conference call for the fourth quarter are scheduled for June 9, 2005. At that time, the company will discuss financial results and forward outlook, including the impact from the sale of this business.

About National Semiconductor
National Semiconductor, the industry's premier analog company, creates high performance analog devices and subsystems. National's leading-edge products include power management circuits, display drivers, audio and operational amplifiers, communication interface products and data conversion solutions. National's key vertical markets include wireless handsets, displays and laptops.

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The company's analog products are also optimized for numerous  applications in a variety of electronics markets, including medical, automotive, industrial, and test and measurement. Headquartered in Santa Clara, California, National reported sales of $1.98 billion for fiscal 2004, which ended May 30, 2004. Additional company and product information is available at www.national.com.
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